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                                                                  EXHIBIT 10.127
                               GUARANTY OF LEASE
                               -----------------

                                                                  April 15, 1996


     FOR VALUE RECEIVED, and in order to induce Videotronics, Inc., a Nevada corporation ("Lessor"), to enter into, execute and deliver that certain Master Lease Agreement and Lease Schedule No. 1, each dated April 15, 1996 (hereinafter collectively referred to as the "Lease"), between Lessor and Santa Fe Hotel, Inc., a Nevada corporation ("Lessee"), the undersigned ("Guarantor," whether one or more) hereby absolutely and unconditionally guarantees to said Lessor, its successors and assigns, the due and prompt performance and observance of all of the obligations of said Lease to be met by Lessee, including but not limited to the payment of rent and other payments to be made under the Lease. The undersigned agrees that no act or thing, except for payment in full or written release of this Guaranty by Lessor, which but for this provision might or could at law or in equity act as a release of the liability of the undersigned hereunder, shall in any way affect or impair the absolute and unconditional obligation of the undersigned. This Guaranty shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until all amounts due and owing under the Lease are paid in full, notwithstanding the expiration or sooner termination of the Lease or for the term of the Lease and any renewals thereof or until this Guaranty has been released in writing by Lessor, whichever occurs first. The undersigned hereby waives all notices and protests, as well as all defenses and offsets which could or may in any way be asserted against said Lessor, either on the part of Lessee or by the Guarantor itself. This Guaranty shall inure to the benefit of the successors and assigns of said Lessor, including any subsequent holder of Lessor's interest in the Lease. The undersigned hereby waives notice of the execution of the Lease; waives notice of the date of commencement of said Lease and of any assignment or transfer of Lessor's interest in the Lease and agrees to be bound by the terms of this Guaranty to any subsequent transferee or assignee of Lessor without further notice or acceptance by such transferee or assignee. Additionally, the undersigned Guarantor agrees to reimburse Lessor for any and all reasonable costs or expenses, including reasonable legal fees, incurred by Lessor in enforcing the terms and conditions of the Lease or this Guaranty.

     The undersigned hereby agrees that the Lessor may from time to time without notice to or consent of the undersigned and upon such terms and conditions as the Lessor may deem advisable without affecting this Guaranty (a) release any maker, surety or other person liable for payment of all or any part of the obligations under the Lease; (b) make any agreement extending or otherwise altering the time for or the terms of payment of rent and/or fulfillment of the obligations of Lessee under the Lease; (c) modify, waive, compromise, release, subordinate, resort to,



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exercise or refrain from exercising any right the Lessor may have hereunder, under the Lease or any other security given for payment of rent and/or fulfillment of other obligations of Lessee under the Lease; (d) accept additional security or guarantees of any kind; (e) transfer or assign the Lease to any other party; (f) accept from Lessee or any other party partial payment or payments on account of the Lease; (g) release, settle or compromise any claim of the Lessor against the Lessee, or against any other person, firm or corporation whose obligation is held by the Lessor as security for the payment of rent and/or the fulfillment of other obligations of Lessee under the Lease.

     The undersigned hereby unconditionally and absolutely waives (a) any obligation on the part of the Lessor to protect, secure or insure any of the Leased Premises; (b) the invalidity or unenforceability of the Lease; (c) notice of acceptance of this Guaranty by the Lessor; (d) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (e) notice of any defaults under the lease or in the performance of any of the covenants and agreements contained therein or in any instrument given as security for the Lease; (f) any defense, offset or claim the Lessee or the undersigned may have against the Lessor; (g) any limitation or exculpation of liability on the part of the Lessee whether contained in the Lease or otherwise; (h) any transfer by the Lessee; (i) any failure, neglect or omission on the part of Lessor to realize or protect the equipment leased pursuant to the Lease (the "Leased Equipment") or any security given therefor; (j) any right to insist that the Lessor proceed against the Lessee or against any other Guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lessor may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Lessee or any other Guarantor or surety, without affecting its rights under this Guaranty; or (k) any order, method or manner of application of any payments on the Lease.

     Without limiting the generality of the foregoing, the undersigned will not assert against the Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Lessee in respect of the Lease, or any setoff available against the Lessor to the Lessee whether or not on account of a related transaction.

     The undersigned further agrees that no act or thing which, but for this provision, might or could at law or in equity act as a release of the liabilities of the undersigned hereunder, shall in any way affect or impair this Guaranty and the undersigned agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the

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indebtedness Guaranty has been paid in full.

     The undersigned agrees this Guaranty is executed in order to induce the Lessor to lease the Leased Equipment to Lessee with the intent that it be relied upon by the Lessor. This Guaranty shall run with the Leased Equipment and without the need for any further assignment of this Guaranty to any subsequent owner of the Leased Equipment or the need for any notice to the undersigned thereof. Upon assignment of the Lease to any subsequent party, said subsequent party may enforce this Guaranty as if said party had been originally named as Lessor hereunder.

     No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by Lessor.

     This Guaranty and each and every part hereof, shall be binding upon the undersigned and upon its heirs, administrators, representatives, executors, successors and assigns and shall inure to the pro rata benefit of each and every future Lessor under the Lease, including the heirs, administrators, representatives, executors, successors and assigns of the Lessor.

     The undersigned expressly agrees that the liability and obligations under this Guaranty shall not in any way be affected by the institution by or against the Lessee of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for relief of debtors and that upon the institutions of any of the above actions, at the Lessor's sole discretion and without any notice thereof or demand therefor, the entire unpaid rent and other payments due under the Lease shall become immediately due and payable and enforceable against the Guarantor.

     This Guaranty is executed under and intended to be construed by the laws of the State of Nevada. The undersigned consents to be sued in the jurisdiction and venue of any District Court in the State of Nevada, such jurisdiction and venue to be determined at the sole option and election of Lessor.

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     IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed as of the 15th day of April, 1996.

GUARANTOR:                          SANTA FE GAMING CORPORATION,
                                    a Nevada Corporation


                              By:  /s/ THOMAS K. LAND
                                   ____________________________

                              Its: CFO & Senior Vice President
                                   ____________________________

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